SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2006

SENETEK PLC

(Exact Name of Registrant as Specified in Charter)

England	0-14691	77-0039728
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

831 Latour Court, Suite A
Napa, California	94458
(Address of Principal Executive Offices)	(Zip Code)

(707) 226-3900

(Registrant’s telephone number, including area code)

(Former Name or Former address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.	Entry into a Material Definitive Agreement.

On May 23, 2006 we adopted the Senetek Equity Plan for our employees, directors and consultants, reserving a total of 5,000,000 of our ordinary shares for issuance pursuant to grants of options and restricted shares made under the Senetek Equity Plan. The Senetek Equity Plan is attached as Exhibit 10.1 to this Form 8-K.

ITEM 8.01.	Other Events

On June 13, 2006, the Company issued a press release entitled “Senetek PLC Announces Successful Results in Clinical Trials of PRK 124”. The press release is attached as Exhibit 10.2 to this Form 8-K.

ITEM 9.01.	Financial Statements and Exhibits

Number	Exhibit

10.1	2006 Equity Incentive Plan

10.2	Press Release, “Senetek PLC Announces Successful Results in Clinical Trials of PRK 124”.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 19, 2006	SENETEK PLC
(Registrant)

	By:	/s/ William F. O’Kelly
	Name:	William F. O’Kelly
	Its:	Chief Financial Officer

EXHIBIT INDEX

Number	Exhibit

10.1	2006 Equity Incentive Plan

10.2	Press Release, “Senetek PLC Announces Successful Results in Clinical Trials of PRK 124”.